Supplement Dated February 20, 2009

To the Prospectus Dated July 29, 2008, as Revised

for the WisdomTree Dividend Top 100 Fund and International Dividend Top 100 Fund

The following information supplements the information in the current Prospectus.

Each of the WisdomTree Dividend Top 100 Fund (Ticker Symbol: DTN) and the WisdomTree International Dividend Top 100 Fund (Ticker Symbol: DOO) will change its investment objective and be renamed. These changes are expected to be implemented beginning in late April of 2009.

The WisdomTree Dividend Top 100 Fund will be renamed the WisdomTree Dividend ex-Financials Fund. The renamed Fund will seek to track the price and yield performance, before fees and expenses, of the WisdomTree Dividend ex-Financials Index. The WisdomTree Dividend ex-Financials Index measures the performance of high dividend-yielding stocks outside the financial sector. The Index consists primarily of large- and mid-capitalization companies listed on major U.S. stock exchanges that pass WisdomTree Investments’ market capitalization, liquidity and selection requirements. As of December 31, 2008, approximately 36% of the Index consisted of companies with market capitalizations over $10 billion and 64% of the Index consisted of companies with market capitalization between $2 billion and $10 billion. The top five sectors in the Index currently are consumer discretionary, industrials, materials, telecommunications, and utilities.

The WisdomTree International Dividend Top 100 Fund will be renamed the WisdomTree International Dividend ex-Financials Fund. The renamed Fund will seek to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index. The WisdomTree International Dividend ex-Financials Index measures the performance of high dividend-yielding international stocks outside the financial sector. The index consists primarily of large- and mid-capitalization companies incorporated in Europe, Japan, Australia, New Zealand, Hong Kong and Singapore that pass WisdomTree Investments’ market capitalization, liquidity and selection requirements. As of December 31, 2008, approximately 71% of the Index consisted of companies with market capitalizations over $10 billion and 29% of the Index consisted of companies with market capitalization between $2 billion and $10 billion. The top five international sectors in the Index currently are consumer discretionary, consumer staples, health care, telecommunications, and utilities.

WisdomTree does not believe that the planned changes to the Funds’ portfolios are likely to generate any negative tax consequences for current investors. Investors that believe the Funds’ new objectives meet their investment needs do not need to take any action and can simply hold onto their current positions.

Investors that wish to maintain exposure to dividend-paying stocks, including stocks in the financial sector, may want to consider moving their investment out of the Funds and into one of the other WisdomTree ETFs. If you sell shares of a Fund you may incur capital gains or losses upon the sale of your shares. We suggest that you consult a tax adviser to better understand how this might impact your specific tax situation.

In light of recent market events, some clients have expressed an interest in achieving exposure to dividend paying stocks without having exposure to the financial sector. The planned changes to the Funds are designed to provide investors with the tools to do this. The planned changes do not impact any of the forty other WisdomTree Equity ETFs. WisdomTree remains fully committed to our fundamental approach that uses dividends as a primary metric of value to generate income and achieve long-term investment goals across all sectors. Once the changes are implemented WisdomTree investors will have the ability to invest in an array of fundamentally-weighted ETFs that provide broad market exposure, as well as ETFs that provide specific sector exposure or that eliminate exposure to the financial sector.

Additional information about the Funds and the other WisdomTree ETFs is available at www.wisdomtree.com

WIS-SP-002-0209